Exhibit 99.3

CONOLOG CORPORATION

SELLING AGENT AGREEMENT

Dated as of July 29, 2009

Garden State Securities, Inc.
Parkway 109 Office Center
328 Newman Springs Road
Red Bank, New Jersey 07701

Gentlemen:

                    Conolog Corporation (the “Company”) proposes to offer for sale (the “Offering”) in a private offering pursuant to Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”) (i) up to One Million Dollars($ 1,000,000) of convertible debentures convertible into shares of common stock (“Convertible Debentures”); (ii) common stock warrants (the “Warrants”); and (iii) Class B warrants (“Class B Warrants”) exercisable for 36 months into the Convertible Debentures(collectively, the “Securities”). Offers and sales of the Securities shall be to Accredited Investors (as defined in Regulation D promulgated by the Securities and Exchange Commission) or “qualified institutional buyers” as defined under Rule 144A. This letter agreement shall confirm our agreement concerning Garden State Securities, Inc. acting as exclusive selling or placement agent (the “Selling Agent” or “GSS”)) in connection with the sale of the Securities.

                    1. Appointment of Selling Agent.

                    On the basis of the representations and warranties contained herein, and subject to the terms and conditions set forth herein, the Company hereby appoints Garden State Securities, Inc.. as exclusive selling agent/placement agent for a period beginning on the date hereof and terminating on August 31, 2009 (unless terminated sooner pursuant to the terms hereof) and grants to GSS the right to offer, as its agent, the Securities pursuant to the terms of this Agreement. However, GSS will be compensated directly from the Company within 1 business day of the receipt of the proceeds from any exercise of the Class B Warrants based on the amount of gross proceeds received by the Company from investors upon the exercise of the Class B Warrants and such compensation shall survive the termination of the Offering. On the basis of such representations and warranties, and subject to such conditions, GSS hereby accepts such appointment and agree to use its reasonable best efforts to secure subscriptions to purchase subscriptions for the Securities. The Company understands that the Selling Agent is being retained to obtain subscriptions on a “best efforts” basis and has not guaranteed the sale of any Securities.

                    2. Terms of the Offering.

                              (a) The Offering shall consist of (i) Convertible Debentures; (ii) Warrants; and (iii) Class B Warrants. The Offering is being made on a “best efforts” basis with no minimum offering amount of subscriptions, and the parties shall use their reasonable efforts to consummate a closing of subscriptions prior to August 31, 2009. In the event a subscription is not accepted, such rejected subscription funds will be returned to the subscriber without interest or deduction.

                              (b) The Company has prepared a subscription agreement (the “Securities Purchase Agreement”) and form of Warrant and form of Class B Warrant to be delivered to all prospective investors. The Securities Purchase Agreement, and form of Warrant and Class B Warrants, including all supplements, exhibits and appendices thereto and documents delivered therewith, are referred to herein as the “Documents” and shall include any supplements or amendments in accordance with this Agreement. The Offering shall commence on the date hereof, and shall expire at 5:00 p.m., New York time, on August 31, 2009, unless extended as provided above. Such period, as same may be so extended, shall hereinafter be referred to as the “Offering Period.”

                              (c) Each prospective investor (“Prospective Investor”) who desires to purchase Securities shall deliver, in immediately available funds in the amount necessary to purchase the amount of Securities such Prospective Investor desires to purchase, to Grushko & Mittman, P.C. as Escrow Agent (the “Escrow Agent”), in accordance with the wire transfer instructions set forth in the Escrow Agreement between the Company, the Escrow Agent and the Prospective Investor. The Prospective Investor shall also deliver their executed Securities Purchase Agreement to the Selling Agent for delivery to the Escrow Agent. The Selling Agent shall not have any obligation to independently verify the accuracy or completeness of any information contained in any Purchase Agreement or the authenticity, sufficiency, or validity of any check delivered by any Prospective Investor in payment for Securities. Purchasers in the Offering shall be “accredited investors” or “qualified Institutions” as determined in accordance with Regulation D.

                    3. Closing/Release of Funds.

                              The closing (“Closing”) shall be held at such time as the conditions as provided in the Securities Purchase Agreement have been satisfied. References herein to the actual closing date thereof shall be referred to as a “Closing Date.”

                    4. Representations and Warranties of the Selling Agent.

                              The Selling Agent represents and warrants to the Company as follows:

                              (a) The Selling Agent is duly incorporated and validly existing and in good standing under the laws of its State of incorporation.

                              (b) The Selling Agent is, and at the time of each Closing will be, a member in good standing of the FINRA.

                              (c) Offers and sales of Securities by the Selling Agent will be made only in accordance with this Placement Agreement and in compliance with the provisions of Regulation S and/or Regulation D (it being understood and agreed that the Selling Agent shall be entitled to rely upon the information and statements provided by the Prospective Investor in the Purchase Agreement), and the Selling Agent will furnish to each investor a copy of the Documents prior to accepting any subscription for the Securities.

                    5. Compensation.

                              (a) The Selling Agent shall be entitled, on each Closing Date, as compensation for its services as Selling Agent under this Agreement, to selling Commissions payable in cash equal to 10% of the gross subscription proceeds received by the Company through subscriptions made by investors introduced by GSS to the Company and through the exercise of the Class B Warrants (based on the amount of gross proceeds received by the Company from the Holders of the Class B Warrants upon exercise of the Class B Warrants).

                               (b) In addition to the compensation payable to the Selling Agent set forth in clause (a) above, the Company shall grant the Selling Agent (or its assigns or designees) warrants (“Selling Agent Warrants”) to purchase a number of shares of Common Stock equal to (i) 20% of the shares of Common Stock underlying the Convertible Debentures sold in the Offering and (ii) 20% of the number of shares of Common Stock issuable upon the exercise of the Class B Warrants which shall be due and issuable after the exercise of such Class B Warrants and shall be based on the number of shares of the Company’s Common Stock issuable upon the Notes actually issued upon exercise of the Class B Warrants including but not limited to the shares of Common Stock underlying the Convertible Debentures from the exercise of the Class B Warrants, and the Selling Agent Warrants shall have an exercise price equal to the exercise price of the Warrants being issued to the investors. The Selling Agent Warrants shall be exercisable for a period of five (5) years from the Final Closing Date and the Selling Agent shall not be entitled to registration rights with respect to the shares of Common Stock underlying the Selling Agent Warrants. The Selling Agent Warrants shall allow for “cashless exercise”. The Selling Agent Warrants may be issued up to 10 employees and/or affiliates of the Selling Agent in such amounts as the Selling Agent shall notify in writing to the Company prior to the Closing.

                    6. Representations and Warranties of the Company.

                    (a) The Company represents and warrants to, and agrees with, the Selling Agent that:

                               (i) No Documents or information provided by the Company to Prospective Investors, including, without limitation the SEC Reports (as defined in the Purchase Agreement), shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of circumstances made therein not misleading.

                               (ii) The Company is, and at all times during the period from the date hereof to and including each Closing Date will be, a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, with full corporate power and authority, and has obtained all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits and declarations of and from, and has made filings with, all federal, state and local authorities, to own, lease, license, and use its properties and assets and to conduct its business as presently conducted and/or in any such case where the failure to have any of the foregoing would not have a material adverse effect on the Company’s presently conducted business. As of the date hereof, the Company is, and at all times during the period from the date hereof to and including each Closing Date, duly qualified to do business and is in good standing in every jurisdiction in which its ownership, leasing, licensing, or use of property and assets or the conduct of its business makes such qualification necessary except where the failure to be so qualified would not have a material adverse effect on the Company’s business.

                               (iii) As of the date hereof, except as disclosed in the Securities Purchase Agreement, there is no, and as of each Closing Date there shall not be any, litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or to the Company’s knowledge threatened, with respect to the Company, or its respective operations, businesses, properties, or assets, except as properly described in the Purchase Agreement or such as individually or in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties, or assets of the Company.

                               (iv) The Company is not in violation or breach of, or in default with respect to, any term of its Certificate of Incorporation or By-Laws.

                             (v) The Company has all requisite corporate power and authority to execute, deliver, and perform this Agreement and to consummate the transactions contemplated hereby. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery, and performance by the Company of this Agreement and the Purchase Agreement and the consummation of the transactions contemplated hereby and thereby.

                             (vi) The Securities and the Selling Agent’s Warrants, when issued and delivered to the Prospective Investor pursuant to the terms of the Offering shall be duly authorized, validly issued, fully paid and non-assessable, without any personal liability attaching to the ownership thereof solely by being such holder and shall not have been issued in violation of any preemptive rights of stockholders.

                             (vii) Neither the Company nor any of its officers, directors, or affiliates, has engaged or will engage, directly or indirectly, in any act or activity that may jeopardize the status of the offering and sale of the Securities as an exempt transaction under Regulation D of the Securities Act of 1933, as amended.

                    7. Covenants of the Company.

                              The Company covenants that it will:

                              (a) Deliver without charge to the Selling Agent such number of copies of the Documents and any supplement or amendment thereto as may reasonably be requested by the Selling Agent.

                              (b) Notify the Selling Agent promptly of the acceptance or rejection of any subscription. The Company shall not (i) accept subscriptions from, or make sales of Securities to, any Prospective Investors who are not, to the Company’s knowledge, accredited investors, or (ii) unreasonably reject any subscription for Securities.

                              (c) Cause, at its cost and expense, all “blue sky” filings related to the Offering and required by applicable law to be made in due and proper form and substance and in a timely manner as required under the laws of the states in which Securities are sold (“Blue Sky Filings”). In addition, the Company shall cause, at its cost and expense, a Form D related to the Offering to be filed with the Securities Exchange Commission “SEC” in due and proper form and substance in a timely manner. The Company shall deliver true and correct copies of all Blue Sky Filings and the Form D, as filed with the SEC, to the Selling Agent within 15 days after final Closing.

                    8. Conditions of Closing.

                              The obligations of the Selling Agent pursuant to this Agreement shall be subject, in its discretion, to the continuing accuracy of the representations and warranties of the Company contained herein and in each certificate and document contemplated under this Agreement to be delivered to the Selling Agent, as of the date hereof and as of each Closing Date, with respect to the performance by the Company of its obligations hereunder, and to the following conditions:

                              (a) At each Closing, the Selling Agent and the Company shall have executed documents in form and substance reasonably acceptable to them.

                              (b) All proceedings taken in connection with the issuance, sale, and delivery of the Securities shall be satisfactory in form and substance to GSS and the Company.

                    9. Termination.

                              This Agreement may be terminated by the Selling Agent (i) at anytime in the event the Selling Agent has determined, in good faith, that the Documents fail to contain a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) upon three days written notice. The Company may not terminate this Agreement in the absence of a material breach of any covenant, representation or warranty contained in this Agreement made by the Selling Agent. Notwithstanding anything to the contrary herein, this Agreement shall automatically terminate on August 31, 2009.

                    10. Indemnification and Contribution.

                              (a) The Company agrees to indemnify and hold harmless the Selling Agent, its officers, directors, partners, employees, agents, and counsel, and each person, if any, who controls the Selling Agent within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), against any and all loss, liability, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 10, but not be limited to, attorneys’ fees and any and all expense whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation) as and when incurred arising out of, based upon, or in connection with (i) any untrue statement or alleged untrue statement of a material fact contained in the Documents, or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company as stated in Section 10(b) with respect to the Selling Agent expressly for inclusion in the Documents or (ii) any breach of any representation, warranty, covenant, or agreement of the Company contained in this Agreement. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Agreement.

                              If any action is brought against the Selling Agent or any of its officers, directors, partners, employees, agent, or counsel, or any controlling persons of the Selling Agent (an “indemnified party”), in respect of which indemnify may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company (the “indemnifying party”) in writing of the institution of such action (but the failure so to notify shall not relieve the indemnifying party from any liability it may have other than pursuant to this Section 10(a)) and the indemnifying party shall promptly assume the defense of such action, including the employment of counsel (reasonably satisfactory to such indemnified party or parties) and payment of expenses. Such indemnified party shall have the right to employ its own counsel in any such case, but the fees and expense of such counsel shall be at the expense of such indemnified party unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action or the indemnifying party shall not have promptly employed counsel satisfactory to such indemnified party or parties to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from or additional to those available to one or more of the indemnifying parties, in any of which events such reasonable fees and expenses of one such counsel shall be borne by the indemnifying party and the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this paragraph to the contrary notwithstanding, the indemnifying party shall not be liable for any settlement of any such claim or action effected without its written consent. The Company agrees promptly to notify the Selling Agent of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of the Securities, the Documents, or any application.

                              (b) The Selling Agent agrees to indemnify and hold harmless the Company, its officers, directors, employees, agents, and counsel, and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Selling Agent in Section 10(a), with respect to any and all loss, liability, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 10, but not be limited to, attorneys’ fees and any and all expense whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation) as and when incurred arising out of, based upon, or in connection with (i) statements or omissions, if any, made in the Documents in reliance upon and in conformity with written information furnished to the Company with respect to the Selling Agent expressly for inclusion in the Documents, and (ii) or any breach of any representation, warranty, covenant or agreement of the Selling Agent contained in this Agreement. If any action shall be brought against the Company or any other person so indemnified based on the Documents and in respect of which indemnity may be sought against the Selling Agent pursuant to this Section, the Selling Agent shall have the rights and duties given to the indemnifying party, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 10(a) hereof.

                              (c) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 10(a) or 10(b) hereof but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Act, the Exchange Act, or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any officer, director, employee, agent, or counsel of the Company, or any controlling person of the Company), on the one hand, and the Selling Agent (including for this purpose any contribution by or on behalf of an indemnified party), on the other hand, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them, may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Company, on the one hand, and the Selling Agent, on the other hand; provided, however, that if applicable law does not permit such allocation, then other relevant equitable considerations such as the relative fault of the Company and the Selling Agent in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses shall also be considered. The relative benefits received by the Company, on the one hand, and the Selling Agent, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of compensation payable to the Placement Agent pursuant to Section 5(a) hereof but before deducting expenses) received by the Company, and (y) the compensation received by the Selling Agent pursuant to Section 5(a) hereof.

                              The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by the Selling Agent, and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and the Selling Agent agree that it would be unjust and inequitable if the respective obligations of the Company and the Selling Agent for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 10(c). In no case shall the Selling Agent by responsible for a portion of the contribution obligation in excess of the compensation received by it pursuant to Section 5(a) hereof. No person guilty of a fraudulent misrepresentation shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 10(c), each person, if any, who controls the Selling Agent within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each officer, director, partners, employee, agent, and counsel of the Selling Agent, shall have the same rights to contribution as the Selling Agent, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and each officer, director, employee, agent, and counsel of the Company, shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section 10(c). Anything in this Section 10(c) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent.

                    11. Non-Solicitation.

                    The Company agrees that, for a period of 12 months from the date hereof, it shall not solicit any offer to buy from or offer to sell to any Prospective Investor set forth on Exhibit A attached hereto, directly or indirectly, any securities of the Company or of any other entity, or provide the name of any such person to any other securities broker or dealer or selling agent. In the event that during the Non-Solicitation Period, the Company or any of its affiliates, directly or indirectly, solicits, offers to buy from or offers to sell to any such Prospective Investor set forth on Exhibit A any such securities, or provides the name of any such person set forth on Exhibit A to any other securities broker or dealer or selling agent, and such person purchases such securities or purchases securities from any other securities broker or dealer or selling agent, the Company shall pay to the Selling Agent an amount equal to 10% of the aggregate purchase price of the securities so purchased by such person and the Company shall grant the Selling Agent (or its assigns) 5 year warrants to purchase a number of shares of Common Stock equal to 20% of the shares of Common Stock (or shares of Common Stock underlying any convertible securities) sold, with an exercise price equal to the price of the securities sold to the Prospective Investor set forth on Exhibit A. Upon receipt of written request by the Selling Agent, the Company shall promptly deliver to the Selling Agent the names of any investors in any offering that the Company completes within 12 months from the date hereof. However, the compensation entitled to GSS pursuant to the exercise of the Class B Warrants shall be valid throughout the term of the Class B Warrant. This section shall survive any termination.

                    12. Representations and Agreements to Survive Delivery.

                    All representations, warranties, covenants, and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants, and agreements at the Closing Date and, such representations, warranties, covenants, and agreements, including the indemnification and contribution agreements contained in Section 10, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Selling Agent or any indemnified person, or by or on behalf of the Company or any person or entity which is entitled to be indemnified under Section 10(b), and shall survive termination of this Agreement or the issuance, sale, and delivery of the Securities. In addition, notwithstanding any election hereunder or any termination of this Agreement, and whether or not the terms of this Agreement are otherwise carried out, the provisions of Sections 5 and 10 shall survive termination of this Agreement and shall not be affected in any way by such election or termination or failure to carry out the terms of this Agreement or any part thereof.

                    13. Notices.

                    All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and shall be either (i) mailed by first class mail in which case delivery shall be deemed to be made three days following deposit in the United States mail; or (ii) sent by overnight courier service in case delivery shall be deemed to be made upon receipt, to the Selling Agent: Garden State Securities, Inc.., Parkway 109 Office Center, 328 Newman Springs Road, Red Bank, New Jersey 07701 Attention: Ernest Pellegrino; to the Company: Conolog Corporation 5 Columbia Road, Somerville, New Jersey 07701, Attention Robert Benou, with a copy to Sichenzia Ross Friedman Ference LLP, 61 Broadway, New York, New York 10006, Attention: David B. Manno, Esq. ________________________________________________________.

                    14. Parties.

                    This Agreement shall inure solely to the benefit of, and shall be binding upon, the Selling Agent and the Company and the persons and entities referred to in Section 10 who are entitled to indemnification or contribution, and their respective successors, legal representatives, and assigns (which shall not include any purchaser, as such, of Securities), and no other person shall have or be construed to have any legal or equitable right remedy, or claim under or in respect of or by virtue of this Agreement or any provision herein contained.

                    15. Construction.

                    This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to conflict of laws.

                    16. Counterparts.

                    This Agreement may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

                    If the foregoing correctly sets forth the understanding between us, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours,

Conolog Corporation.

By:

Name: Robert S. Benou
Title: Chief Executive Officer

Accepted as of the date
first above written:

Garden State Securities, Inc.

By:

Title:	Ernest Pellegrino

Director of Corporate Finance